Earnings Call 4th Quarter 2017 January 25, 2018

2 Financial Highlights ▪ Net income of $89.3 million ($0.85 per share), compared to $82.8 million ($0.79 per share) for Q3 2017, and $69.8 million ($0.67 per share) for Q4 2016 (inclusive of $0.03 in acquisition / restructure expense) ▪ Net interest margin of 4.73%, compared to 4.65% in Q3 2017, and 4.57% in Q4 2016 ▪ Operating efficiency ratio of 40.7%, compared to 40.0% in Q3 2017, and 42.4% in Q4 2016 ▪ Income tax expense includes the effect of the Tax Cut and Jobs Act and related actions, which in aggregate resulted in essentially no change in income performance ▪ Total loans of $15.09 billion, up $572 million from prior quarter and total deposits of $16.97 billion, up $68 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.36%, compared to 0.42% at September 30, 2017, and 0.51% at December 31, 2016 ▪ Net loan charge-offs (recoveries) to average loans outstanding of 0.04%, compared to 0.01% in Q3 2017, and (0.03)% in Q4 2016 ▪ Tangible common equity ratio of 9.6% and tangible book value per share, net of tax, of $18.31, compared to 9.4% and $17.53, respectively, at September 30, 2017 ▪ Net income of $325.5 million and earnings per share of $3.10, compared to $259.8 million and $2.50 per share for 2016 ▪ Income tax expense increased $24.9 million due to an increase in pre-tax income, while the effective tax rate was stable at 28% ▪ Return on average assets and return on average tangible common equity ratio of 1.72% and 18.32%, compared to 1.61% and 17.71% in 2016 ▪ Net interest margin of 4.65%, compared to 4.58% in 2016 ▪ Total loan and deposit increase of $1.89 billion and $2.42 billion, respectively, from December 31, 2016 ▪ Net loan charge-offs to average loans outstanding of 0.01%, compared to 0.02% in 2016 and nonperforming assets to total assets of 0.36%, compared to and 0.51% in 2016 ▪ Tangible common equity ratio of 9.6% and tangible book value per share, net of tax, of $18.31, compared to 9.4% and $15.17, respectively, at December 31, 2016 Q4 2017 HIGHLIGHTS FULL YEAR 2017 HIGHLIGHTS 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q4 2017 Compared to Q3 2017 ▪ Net Interest Income increased $9.4 million as a result of loan growth and an increase in investment securities ▪ Operating Non-Interest Expense increased $6.4 million primarily from increased incentive compensation costs ▪ Income tax expense held steady as a result of the effects from the Tax Cut and Jobs Act Q4-17 Q3-17 Q4-16 Net Interest Income $ 211.0 $ 201.6 $ 175.3 Operating Non-Interest Income 12.3 10.1 10.5 Net Operating Revenue $ 223.3 $ 211.7 $ 185.8 Operating Non-Interest Expense (95.4) (89.0) (82.7) Operating Pre-Provision Net Revenue $ 127.9 $ 122.7 $ 103.1 Provision for Credit Losses (5.0) (5.0) (1.0) Gains on OREO and Other Assets — (0.3) — Acquisition / Restructure Expense — — (6.0) Other 1.4 0.3 0.1 Pre-tax Income $ 124.3 $ 117.7 $ 96.2 Income Tax (35.0) (34.9) (26.4) Net Income $ 89.3 $ 82.8 $ 69.8 Average Diluted Shares Outstanding 105.2 104.9 104.8 Earnings Per Share $ 0.85 $ 0.79 $ 0.67 3

4 Annual Consolidated Financial Results $ in millions, except EPS 2017 Highlights ▪ Net Interest Income increased $127.5 million, or 19.4%, commensurate with growth in loans of 14.3% and yield expansion as well as growth in deposits of 16.7% ▪ Growth in Net Operating Revenue of 18.4% outpaced growth in Operating Non-Interest Expense of 13.3% ▪ Provision for Credit Losses increased $9.3 million as a result of loan growth as well as minimal credit losses ▪ Income Tax increased $24.9 million due to an increase in pre-tax income, while the effective tax rate was stable at 28% 2017 2016 Net Interest Income $ 784.7 $ 657.2 Operating Non-Interest Income 43.0 41.8 Net Operating Revenue $ 827.7 $ 699.1 Operating Non-Interest Expense (361.0) (318.7) Operating Pre-Provision Net Revenue $ 466.6 $ 380.4 Provision for Credit Losses (17.3) (8.0) Gains on OREO and Other Assets 0.1 0.1 Acquisition / Restructure Expense — (12.4) Other 2.3 1.1 Pre-tax Income $ 451.8 $ 361.2 Income Tax (126.3) (101.4) Net Income $ 325.5 $ 259.8 Average Diluted Shares Outstanding 105.0 103.8 Earnings Per Share $ 3.10 $ 2.50 4

5 Net Interest Drivers $ in billions, unless otherwise indicated Interest Bearing Deposits and Cost of Funds Loans and Yield Deposits, Borrowings, and Cost of Liability Funding Q4 2017 Highlights ▪ Loan yield increased across most loan categories ▪ Cost of interest-bearing deposits increased four basis points due to higher rates on money market accounts ▪ Cost of funds for total deposits and borrowings increased two basis points to 0.40% Total Investments and Yield Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2.81% 3.08% 3.05% 3.10% 3.15% $2.8 $2.9 $3.3 $3.8 $3.8 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 5.41% 5.47% 5.60% 5.68% 5.72% $13.2 $13.7 $14.0 $14.5 $15.1 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 0.35% 0.37% 0.42% 0.49% 0.53% $8.9 $9.2 $9.2 $9.3 $9.5 5 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $8.9 $9.2 $9.2 $9.3 $9.5 $5.6 $6.1 $6.9 $7.6 $7.4 0.32% 0.34% 0.35% 0.38% 0.40% Investments Loans Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings $0.4 $0.4 $0.4 $0.4 $0.8

6 Net Interest Income and Accretion $ in millions Q4 2017 Compared to Q3 2017 ▪ NIM increased 8 basis points to 4.73% quarter-over- quarter due to higher yields on loans resulting from short-term interest rate increases Net Interest Income, NIM, and Average Interest Earnings Assets Acquired Loan Accretion Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 4.57% 4.63% 4.61% 4.65% 4.73% $175.3 $179.3 $192.7 $201.6 $211.0 Non-PCI Accretion PCI Accretion Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $4.9 $4.1 $4.4 $4.3 $4.4 $2.1 $2.3 $2.7 $3.2 $2.7 Scheduled Acquisition Loan Accretion * Non-PCI Rate and Credit Accretion PCI Rate Accretion Q1-18 Q2-18 Q3-18 Q4-18 $2.1 $2.0 $2.0 $2.0 $0.4 $0.4 $0.4 $0.3 * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 12/31/2017 is $41 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion 6 $16,150 $16,318 $17,648 $18,291 $18,792 NIM Avg Interest Earning Assets Net Interest Income

7 Breakdown of Operating Expenses Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $49.7 $51.6 $52.3 $52.7 $57.7 $10.4 $10.1 $10.5 $11.0 $10.2$12.1 $14.1 $12.9 $10.6 $11.6 $10.4 $12.6 $12.5 $14.7 $16.0 Operating Expenses and Efficiency $ in millions Q4 2017 Compared to Q3 2017 ▪ The operating efficiency ratio increased from 40.0% in Q3 2017 to 40.7% ▪ Operating expenses increased from the prior quarter primarily due to an increase in incentive compensation costs and the reserve for unfunded loans Operating Expenses and Efficiency Ratio Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 42.4% 44.4% 41.2% 40.0% 40.7% $82.7 $88.4 $88.2 $89.0 $95.4 7

8 Net Income and ROA Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $69.8 $73.3 $80.0 $82.8 $89.3 1.63% 1.69% 1.71% 1.71% 1.79% Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $103.1 $100.9 $115.2 $122.7 $127.8 2.40% 2.32% 2.46% 2.53% 2.57% 8

9 Consolidated Balance Sheet $ in millions ▪ Loans increased $572 million (3.9%) over prior quarter and $1.89 billion (14.3%) over prior year ▪ Deposits increased $68 million (0.4%) over prior quarter and $2.42 billion (16.6%) over prior year ▪ Shareholders' Equity increased $84 million over prior quarter and $338 million over prior year as a function of Net Income ▪ Tangible Book Value/Share increased $0.78 over prior quarter and $3.14 (20.7%) over prior year Q4 2017 and Full Year HighlightsQ4-17 Q3-17 Q4-16 Investments & Cash $ 4,237 $ 4,424 $ 3,052 Loans 15,094 14,522 13,209 Allowance for Credit Losses (140) (136) (125) Other Assets 1,138 1,112 1,065 Total Assets $ 20,329 $ 19,922 $ 17,201 Deposits $ 16,973 $ 16,905 $ 14,550 Borrowings 793 399 489 Other Liabilities 334 472 270 Total Liabilities $ 18,100 $ 17,776 $ 15,309 Shareholders' Equity 2,229 2,146 1,892 Total Liabilities and Equity $ 20,329 $ 19,922 $ 17,201 Tangible Book Value Per Share $ 18.31 $ 17.53 $ 15.17 9

10 5 Quarter Loan Growth and Portfolio Composition $ in millions Highlights ▪ Quarter-over-quarter loan growth driven by: ◦ CRE, Non-OO $276 million ◦ CRE, OO $180 million ◦ C&I $103 million ▪ Year-over-year loan growth driven by: ◦ C&I $981 million ◦ CRE, Non-OO $360 million ◦ CRE, OO $213 million $1.89 Billion Year Over Year Growth Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $5,860 $6,057 $6,321 $6,738 $6,841 $2,029 $2,043 $2,035 $2,062 $2,242 $3,544 $3,608 $3,649 $3,628 $3,904 $1,478 $1,602 $1,602 $1,666 $1,632 $298 $353 $383 $428 $475 2.3% 15.2% 26.8% 44.3% 11.2% 3.1% 14.9% 25.9% 45.3% 10.8% Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $13,209 +175 $13,663 +454 $13,990 +327 $14,522 +532 $15,094 +572 10

11 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $5,633 $6,114 $6,859 $7,609 $7,434 $1,347 $1,449 $1,481 $1,406 $1,586 $6,121 $6,254 $6,104 $6,300 $6,331 $1,449 $1,539 $1,587 $1,590 $1,622 5 Quarter Deposit Growth and Composition $ in millions Highlights ▪ Quarter-over-quarter deposit growth driven by: ◦ Interest Bearing DDA of $180 million ◦ Savings and MMDA of $31 million ◦ Offset by Non-Interest Bearing DDA decrease of $175 million ▪ Year-over-year deposit growth driven by: ◦ Non-interest bearing DDA of $1.80 billion ◦ Interest-Bearing DDA of $239 million ◦ Savings and MMDA of $210 million ◦ CDs of $173 million 9.3% 10.0% 38.7% 42.1% 9.3% 9.6% 43.8% 37.3% $2.42 Billion Year Over Year Growth CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA $16,031 +675 $15,356 +806 $14,550 +107 $16,905 +874 $16,973 +68 11

12 Adversely Graded Assets to Total Assets NPAs to Total Assets Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2.07% 2.25% 2.04% 2.12% 1.85% 0.51% 0.44% 0.32% 0.42% 0.36% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $48 $45 $31 $29 $28 $40 $34 $30 $55 $44 $107 $133 $166 $122 $128 $148 $175 $141 $200 $155 Adversely Graded Loans and Non-Performing Assets * $ in millions NPAs Adversely Graded Loans $406 Accruing TDRs total $42.4 million as of 12/31/2017 $343 $387 $368 $355 * Amounts are net of total PCI credit and interest rate discounts of $16 million as of 12/31/2017 12 Special Mention Loans OREO

13 Credit Discounts (CD) and CD to Acquired Loans Ratio Gross Charge-Offs Recoveries Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs, Recoveries and Rate Provision for Credit Losses Credit Discounts CD/Acquired Loans Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $47.3 $45.1 $37.8 $32.7 $27.0 2.45% 2.46% 2.19% 2.02% 1.86% Provision for Credit Losses Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $1.0 $4.3 $3.0 $5.0 $5.0 ALLL and ALLL to Organic Loans Ratio ALLL ALLL/Total Organic Loans Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 1.11% 1.08% 1.08% 1.06% 1.03% 13 $1.4 $2.7 $3.2 $2.8 $(1.4) $(2.8) $(2.2) $(4.0) $2.3 $(0.9) $125 $128 $136 $132 $140

14 ROTCE and TBV/ShareCapital Ratios ROTCE TBV/Share Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 17.6% 17.8% 18.4% 18.2% 18.8% $15.17 $15.86 $16.71 $17.53 $18.31 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 13.2% 13.1% 13.3% 13.3% 13.2% 10.0% 10.0% 10.3% 10.4% 10.4% 9.9% 10.2% 9.9% 10.1% 10.3% 9.4% 9.4% 9.5% 9.4% 9.6% 14

15 Management Outlook ▪ Financial Position ▪ Margin ▪ Operating Leverage ▪ Asset Quality ▪ Tax Rate 15

Questions & Answers

17 Forward-Looking Statements 17 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.